UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2013

JANEL WORLD TRADE, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

150-14 132nd Avenue, Jamaica, New York 11434

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On October 6, 2013, Janel World Trade, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Oaxaca Group LLC, (the “Investor”), for the sale to the Investor of an aggregate 7,692,308 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.065 per share, or an aggregate of $500,000. As part of the purchase, the Investor received warrants to purchase an aggregate 12,500,000 shares of Common Stock at $0.08 per share (the “Warrants”). The Warrants expire five years after the closing date. Closing is expected to take place prior to November 1, 2013.

The Agreement contains anti-dilution protections for the Investor. In addition, under the terms of the Agreement, the Company agreed that, at the Investor’s option, the Company will present two nominees nominated by the Investor to become members of the Company’s Board of Directors either through an action by written consent or through the vote of the Company’s stockholders at the next meeting of the Company’s stockholders, and from and after such time the size of the Company’s Board of Directors will be limited to no more than four members, unless approved by the Investor. Furthermore, the Company agreed that it will not take certain actions without the approval of the Investor.

The shares of Common Stock to be sold pursuant to the Agreement will be sold to accredited investors only in a private placement in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

The foregoing description is qualified in its entirety by the terms of the Agreement attached hereto as Exhibit 10.1 and form of Warrant attached hereto as exhibit 10.2, both of which are incorporated herein by reference.

The Company intends to use the proceeds from the sale for general corporate purposes.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by this Item is described in Item 1.01 above.

Item 5.01.	Changes in Control of Registrant.

The information required by this Item is described in Item 1.01 above.

Item 8.01.	Other Events.

On October 7, 2013, the Company issued a press release announcing the entry into the Securities Purchase Agreement described above. In accordance with SEC Rule 135c(d), a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.
10.1	Securities Purchase Agreement dated as of October 6, 2013
10.2	Form of Warrant
99.1	Press release dated October 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL WORLD TRADE, LTD.
(Registrant)

Date: October 9, 2013	By:	/s/ William J. Lally
William J. Lally Chief Executive Officer

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